T. Rowe Price Retirement Funds, Inc. (the corporation), is registered under the

Investment Company Act of 1940 (the 1940 Act). The T. Rowe Price Target

Retirement 2005 Fund (the fund) is an open-end management investment company and is one of the portfolios established by the corporation. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income. The fund is nondiversified for purposes of the 1940

Act, due to its limited number of investments; however, the underlying T. Rowe

Price mutual funds (underlying Price funds) in which it invests are selected to achieve a diversified portfolio of stocks and bonds. The fund’s asset mix becomes increasingly more conservative over time leading up to and after the targeted retirement date.

The fund has two classes of shares: the Target Retirement 2005 Fund original share class, referred to in this report as the Investor Class, offered since August 20, 2013; and the Target Retirement 2005 Fund–Advisor Class

(Advisor Class), also offered since August 20, 2013. Advisor Class shares are sold only through unaffiliated brokers and other financial intermediaries that are compensated by the class for distribution, shareholder servicing and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

T. Rowe Price Retirement Funds, Inc. (the corporation), is registered under the

Investment Company Act of 1940 (the 1940 Act). The T. Rowe Price Target

Retirement 2010 Fund (the fund) is an open-end management investment company and is one of the portfolios established by the corporation. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income. The fund is nondiversified for purposes of the

1940 Act, due to its limited number of investments; however, the underlying

T. Rowe Price mutual funds (underlying Price funds) in which it invests are selected to achieve a diversified portfolio of stocks and bonds. The fund’s asset mix becomes increasingly more conservative over time leading up to and after the targeted retirement date.

The fund has two classes of shares: the Target Retirement 2010 Fund original share class, referred to in this report as the Investor Class, offered since August 20, 2013; and the Target Retirement 2010 Fund–Advisor Class

(Advisor Class), also offered since August 20, 2013. Advisor Class shares are sold only through unaffiliated brokers and other financial intermediaries that are compensated by the class for distribution, shareholder servicing and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

T. Rowe Price Retirement Funds, Inc. (the corporation), is registered under the

Investment Company Act of 1940 (the 1940 Act). The T. Rowe Price Target

Retirement 2015 Fund (the fund) is an open-end management investment company and is one of the portfolios established by the corporation. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income. The fund is nondiversified for purposes of the

1940 Act, due to its limited number of investments; however, the underlying

T. Rowe Price mutual funds (underlying Price funds) in which it invests are selected to achieve a diversified portfolio of stocks and bonds. The fund’s asset mix becomes increasingly more conservative over time leading up to and after the targeted retirement date.

The fund has two classes of shares: the Target Retirement 2015 Fund original share class, referred to in this report as the Investor Class, offered since August 20, 2013; and the Target Retirement 2015 Fund–Advisor Class

(Advisor Class), also offered since August 20, 2013. Advisor Class shares are sold only through unaffiliated brokers and other financial intermediaries that are compensated by the class for distribution, shareholder servicing and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

T. Rowe Price Retirement Funds, Inc. (the corporation), is registered under the

Investment Company Act of 1940 (the 1940 Act). The T. Rowe Price Target

Retirement 2020 Fund (the fund) is an open-end management investment company and is one of the portfolios established by the corporation. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income. The fund is nondiversified for purposes of the 1940

Act, due to its limited number of investments; however, the underlying T. Rowe

Price mutual funds (underlying Price funds) in which it invests are selected to achieve a diversified portfolio of stocks and bonds. The fund’s asset mix becomes increasingly more conservative over time leading up to and after the targeted retirement date.

The fund has two classes of shares: the Target Retirement 2020 Fund original share class, referred to in this report as the Investor Class, offered since

August 20, 2013; and the Target Retirement 2020 Fund–Advisor Class

(Advisor Class), also offered since August 20, 2013. Advisor Class shares are sold only through unaffiliated brokers and other financial intermediaries that are compensated by the class for distribution, shareholder servicing and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

T. Rowe Price Retirement Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The T. Rowe Price Target

Retirement 2025 Fund (the fund) is an open-end management investment company and is one of the portfolios established by the corporation. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income. The fund is nondiversified for purposes of the

1940 Act, due to its limited number of investments; however, the underlying

T. Rowe Price mutual funds (underlying Price funds) in which it invests are selected to achieve a diversified portfolio of stocks and bonds. The fund’s asset mix becomes increasingly more conservative over time leading up to and after the targeted retirement date.

The fund has two classes of shares: the Target Retirement 2025 Fund original share class, referred to in this report as the Investor Class, offered since August 20, 2013; and the Target Retirement 2025 Fund–Advisor Class

(Advisor Class), also offered since August 20, 2013. Advisor Class shares are sold only through unaffiliated brokers and other financial intermediaries that are compensated by the class for distribution, shareholder servicing and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

T. Rowe Price Retirement Funds, Inc. (the corporation), is registered under the

Investment Company Act of 1940 (the 1940 Act). The T. Rowe Price Target

Retirement 2030 Fund (the fund) is an open-end management investment company and is one of the portfolios established by the corporation. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income. The fund is nondiversified for purposes of the

1940 Act, due to its limited number of investments; however, the underlying

T. Rowe Price mutual funds (underlying Price funds) in which it invests are selected to achieve a diversified portfolio of stocks and bonds. The fund’s asset mix becomes increasingly more conservative over time leading up to and after the targeted retirement date.

The fund has two classes of shares: the Target Retirement 2030 Fund original share class, referred to in this report as the Investor Class, offered since August 20, 2013; and the Target Retirement 2030 Fund–Advisor Class

(Advisor Class), also offered since August 20, 2013. Advisor Class shares are sold only through unaffiliated brokers and other financial intermediaries that are compensated by the class for distribution, shareholder servicing and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

T. Rowe Price Retirement Funds, Inc. (the corporation), is registered under the

Investment Company Act of 1940 (the 1940 Act). The T. Rowe Price Target

Retirement 2035 Fund (the fund) is an open-end management investment company and is one of the portfolios established by the corporation. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income. The fund is nondiversified for purposes of the 1940

Act, due to its limited number of investments; however, the underlying T. Rowe

Price mutual funds (underlying Price funds) in which it invests are selected to achieve a diversified portfolio of stocks and bonds. The fund’s asset mix becomes increasingly more conservative over time leading up to and after the targeted retirement date.

The fund has two classes of shares: the Target Retirement 2035 Fund original share class, referred to in this report as the Investor Class, offered since

August 20, 2013; and the Target Retirement 2035 Fund–Advisor Class

(Advisor Class), also offered since August 20, 2013. Advisor Class shares are sold only through unaffiliated brokers and other financial intermediaries that are compensated by the class for distribution, shareholder servicing and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

T. Rowe Price Retirement Funds, Inc. (the corporation), is registered under the

Investment Company Act of 1940 (the 1940 Act). The T. Rowe Price Target

Retirement 2040 Fund (the fund) is an open-end management investment company and is one of the portfolios established by the corporation. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income. The fund is nondiversified for purposes of the

1940 Act, due to its limited number of investments; however, the underlying

T. Rowe Price mutual funds (underlying Price funds) in which it invests are selected to achieve a diversified portfolio of stocks and bonds. The fund’s asset mix becomes increasingly more conservative over time leading up to and after the targeted retirement date.

The fund has two classes of shares: the Target Retirement 2040 Fund original share class, referred to in this report as the Investor Class, offered since

August 20, 2013; and the Target Retirement 2040 Fund–Advisor Class

(Advisor Class), also offered since August 20, 2013. Advisor Class shares are sold only through unaffiliated brokers and other financial intermediaries that are compensated by the class for distribution, shareholder servicing and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

T. Rowe Price Retirement Funds, Inc. (the corporation), is registered under the

Investment Company Act of 1940 (the 1940 Act). The T. Rowe Price Target

Retirement 2045 Fund (the fund) is an open-end management investment company and is one of the portfolios established by the corporation. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income. The fund is nondiversified for purposes of the 1940

Act, due to its limited number of investments; however, the underlying T. Rowe

Price mutual funds (underlying Price funds) in which it invests are selected to achieve a diversified portfolio of stocks and bonds. The fund’s asset mix becomes increasingly more conservative over time leading up to and after the targeted retirement date.

The fund has two classes of shares: the Target Retirement 2045 Fund original share class, referred to in this report as the Investor Class, offered since August 20, 2013; and the Target Retirement 2045 Fund–Advisor Class

(Advisor Class), also offered since August 20, 2013. Advisor Class shares are sold only through unaffiliated brokers and other financial intermediaries that are compensated by the class for distribution, shareholder servicing and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

T. Rowe Price Retirement Funds, Inc. (the corporation), is registered under the

Investment Company Act of 1940 (the 1940 Act). The T. Rowe Price Target

Retirement 2050 Fund (the fund) is an open-end management investment company and is one of the portfolios established by the corporation. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income. The fund is nondiversified for purposes of the

1940 Act, due to its limited number of investments; however, the underlying

T. Rowe Price mutual funds (underlying Price funds) in which it invests are selected to achieve a diversified portfolio of stocks and bonds. The fund’s asset mix becomes increasingly more conservative over time leading up to and after the targeted retirement date.

The fund has two classes of shares: the Target Retirement 2050 Fund original share class, referred to in this report as the Investor Class, offered since

August 20, 2013; and the Target Retirement 2050 Fund (Advisor Class), also offered since August 20, 2013. Advisor Class shares are sold only through unaffiliated brokers and other financial intermediaries that are compensated by the class for distribution, shareholder servicing and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

T. Rowe Price Retirement Funds, Inc. (the corporation), is registered under the

Investment Company Act of 1940 (the 1940 Act). The T. Rowe Price Target

Retirement 2055 Fund (the fund) is an open-end management investment company and is one of the portfolios established by the corporation. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income. The fund is nondiversified for purposes of the

1940 Act, due to its limited number of investments; however, the underlying

T. Rowe Price mutual funds (underlying Price funds) in which it invests are selected to achieve a diversified portfolio of stocks and bonds. The fund’s asset mix becomes increasingly more conservative over time leading up to and after the targeted retirement date.

The fund has two classes of shares: the Target Retirement 2055 Fund original share class, referred to in this report as the Investor Class, offered since

August 20, 2013; and the Target Retirement 2055 Fund–Advisor Class

(Advisor Class), also offered since August 20, 2013. Advisor Class shares are sold only through unaffiliated brokers and other financial intermediaries that are compensated by the class for distribution, shareholder servicing and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.